EXHIBIT 99.1

Everyday Health Reports Third Quarter 2014 Financial Results

Acquires DoctorDirectory, further strengthening ROI-based marketing solutions for the professional market

NEW YORK – November 11, 2014 – Everyday Health, Inc. (NYSE: EVDY), a leading provider of digital health and wellness solutions, today announced financial results for the third quarter ended September 30, 2014 and the acquisition of DoctorDirectory.com, Inc.

•	Advertising and sponsorship revenue grew 28% year-over-year.
•	Average revenue per advertiser increased 31% year-over-year.
•	Mobile revenue grew 90% year-over-year.
•	Adjusted EBITDA grew 114% year-over-year.

“We exceeded both our top and bottom line expectations for the third quarter, as we continue to go deeper with our advertising partners and bolster engagement among our audience of consumers and healthcare professionals,” said Ben Wolin, Co-Founder and CEO of Everyday Health. “We expect that the acquisition of DoctorDirectory will accelerate our strong momentum in the professional market by significantly increasing our physician reach and enhancing the sophisticated ROI-based marketing solutions we offer advertisers seeking to engage with healthcare professionals.”

Financial Highlights

For the three months ended September 30, 2014:

•	Total revenue was $42.3 million, a 21% increase from the prior year period.

o	Advertising and sponsorship revenue was $37.9 million, a 28% increase from the prior year period.

o	Premium services revenue was $4.4 million, compared to $5.4 million in the prior year period.

•	Adjusted EBITDA was $7.1 million, a 114% increase from the prior year period.

•	Net income on a non-GAAP basis was $2.6 million, compared to a non-GAAP net loss of $(3.3) million in the prior year period. Earnings per share on a non-GAAP basic and diluted basis were both $0.08. Net loss on a GAAP basis was $(0.1) million, compared to a net loss of $(5.3) million in the prior year period. Net loss per share on a GAAP basis was breakeven in the quarter ended September 30, 2014. A description of the non-GAAP calculations and reconciliation to comparable GAAP measures is provided in the accompanying tables entitled “Adjusted EBITDA Reconciliation” and “Reconciliation of Non-GAAP Net Income (Loss).”

DoctorDirectory Acquisition

On November 10th, 2014, Everyday Health signed a definitive agreement to acquire DoctorDirectory for a total purchase price of $65 million in cash. Based in North Carolina, DoctorDirectory provides pharmaceutical companies with multi-channel marketing services that target healthcare professionals. The transaction is expected to close on November 12th, 2014.

The acquisition of DoctorDirectory will significantly expand Everyday Health’s reach among healthcare professionals, and enable the combined entity to offer an expanded suite of content and tools to this large audience. In addition, DoctorDirectory’s expertise in utilizing data and analytics for pharmaceutical marketing programs that generate prescription lift is expected to expand Everyday Health’s customer set and strengthen the Company’s ability to offer innovative marketing solutions that achieve optimal results.

In connection with the DoctorDirectory acquisition, Everyday Health expanded its existing credit facility from $75 million to $115 million – consisting of $60 million in term debt and $55 million available under a revolver.

“We are very pleased with our financial results in the third quarter,” said Brian Cooper, CFO of Everyday Health. “Our professional business grew over 35% in the first nine months of this year, and our continued investment in this large market opportunity – highlighted by our strategic acquisition of DoctorDirectory – should enable us to further increase our share of marketing dollars targeting healthcare professionals.”

Financial Outlook

For the fourth quarter of 2014 and full year 2014, the Company anticipates achieving financial results as set forth below:

Fourth Quarter of 2014
Total Revenue	$62.8 million – $63.6 million
Advertising & Sponsorship Revenue	$58.4 million – $59.6 million
Adjusted EBITDA	$18.1 million – $18.5 million

Full Year 2014
Total Revenue	$184.1 million – $184.9 million
Advertising & Sponsorship Revenue	$165.9 million – $167.1 million
Adjusted EBITDA	$35.3 million – $35.7 million

The above financial outlook includes the impact of DoctorDirectory beginning on November 12th 2014, the expected closing date of the acquisition.

Earnings Teleconference Information

The Company will discuss its third quarter 2014 financial results and business outlook during a teleconference today, November 11, 2014, at 5:00 PM ET. The conference call can be accessed at (877) 201-0168 or (647) 788-4901 (International), conference ID# 20349268. The call will also be broadcast simultaneously at http://ir.everydayhealth.com.

Following completion of the call, a recorded replay of the webcast will be available on Everyday Health’s website. To listen to the telephone replay, call toll-free (855) 859-2056 or (404) 537-3406 (International), conference ID# 20349268. The telephone replay will be available from 8:00 PM ET November 11, 2014 through 11:59 PM ET November 17, 2014. Additional investor information can be accessed at http://ir.everydayhealth.com.

About Everyday Health, Inc.

Everyday Health, Inc. (NYSE: EVDY) is a leading provider of digital health and wellness solutions. Everyday Health attracts a large and engaged audience of consumers and healthcare professionals to its premier health and wellness properties, and utilizes its data and analytics expertise to deliver highly personalized content experiences and efficient and effective marketing and engagement solutions. Everyday Health enables consumers to manage their daily health and wellness needs, healthcare professionals to stay informed and make better decisions for their patients, and marketers, health payors and providers to communicate and engage with consumers and healthcare professionals to drive better health outcomes. Everyday Health’s content and solutions are delivered through multiple channels, including desktop, mobile web, and mobile phone and tablet applications, as well as video and social media.

Safe Harbor Provision

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “enable,” “expect,” “will,” “believe,” “continue” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding our future financial performance set forth under the heading “Financial Outlook” and statements regarding the expected impact of the acquisition of DoctorDirectory. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: our ability to attract and retain users to our portfolio of properties; our ability to attract and retain customers; the timing and amount of advertising spending by our current and future customers; our ability to effectively integrate the DoctorDirectory acquisition; our ability to enter into new, or extend existing, partnership arrangements; our ability to successfully pursue opportunities in the broader health and wellness sectors; as well as those factors contained in the “Risk Factors” section of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 filed with the SEC on August 12, 2014 and our other SEC filings. All information in this release is as of November 11, 2014. Except as required by law, we undertake no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in our expectations.

Use of Non-GAAP Financial Measures

To supplement the financial measures presented in the Company’s press release and related conference call or webcast in accordance with accounting principles generally accepted in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP earnings per share (“EPS”).

A “non-GAAP financial measure” refers to a numerical measure of the Company’s historical or future financial performance, financial position, or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements. The Company provides certain non-GAAP measures as additional information relating to its operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of the Company’s liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare the Company’s performance to that of other companies.

The Company has presented Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP EPS as non-GAAP financial measures in this press release. We define Adjusted EBITDA as net loss plus: interest expense, net; income tax expense; depreciation and amortization expense; stock-based compensation expense; compensation expense related to acquisition earnout arrangements; write-offs of unamortized deferred financing and other debt extinguishment costs; reduction in force severance charges; loss from discontinued operations; and certain other non-cash charges such as preferred stock warrant mark-to-market adjustments. We define non-GAAP net income (loss) as net loss, plus non-cash stock-based compensation, non-cash deemed dividend on the Series G IPO ratchet, compensation expense related to acquisition earnout arrangements, loss from discontinued operations, and other unusual or significant adjustments such as the write-off of deferred finance costs and other debt extinguishment costs and the preferred stock mark-to-market adjustment. We define non-GAAP EPS as non-GAAP net income (loss) divided by weighted-average shares outstanding, which reflects the issuance of the shares sold in the IPO, as well as the conversion of all outstanding shares of preferred stock into common stock in connection with the Company’s IPO, which closed on April 2, 2014.

The Company believes the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of the Company’s core operations or do not require a cash outlay, such as stock-based compensation. Our management uses these non-GAAP financial measures when evaluating the Company’s operating performance and for internal planning and forecasting purposes. The Company believes that these non-GAAP financial measures help indicate underlying trends in the Company’s business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing the Company’s operating performance.

Source: Everyday Health

Investor Relations Contact:

Melanie Goldey, SVP, Strategic Planning & IR

(646) 728-9768

ir@everydayhealthinc.com

Denise Garcia, ICR

(646) 728-9768

ir@everydayhealthinc.com

EVERYDAY HEALTH, INC.

Consolidated Balance Sheets

(in thousands, except share and per share data)

	September 30, 2014 (unaudited)	December 31, 2013
Assets
Current assets:
Cash and cash equivalents	$57,181	$16,242
Accounts receivable, net of allowance for doubtful accounts of $467 and $530 as of September 30, 2014 and December 31, 2013, respectively	41,940	49,373
Deferred tax asset	133	133
Prepaid expenses and other current assets	6,760	7,822
Total current assets	106,014	73,570
Property and equipment, net	23,694	21,095
Goodwill	82,153	82,153
Intangible assets, net	8,099	9,735
Other assets	4,693	5,729
Total assets	$224,653	$192,282

Liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$5,946	$8,459
Accrued expenses	16,320	25,919
Deferred revenue	8,445	6,808
Current portion of long-term debt	2,500	1,333
Other current liabilities	873	830
Total current liabilities	34,084	43,349
Long-term debt	37,000	70,000
Deferred tax liabilities	5,921	5,199
Other long-term liabilities	4,246	4,937
Redeemable convertible preferred stock (Series A-G), net of expenses, $0.01 par value: 10,000,000 and 27,204,144 shares authorized at September 30, 2014 and December 31, 2013, respectively; no shares and 26,820,270 shares issued and outstanding at September 30, 2014 and December 31, 2013, respectively	—	158,766
Stockholders’ equity (deficit):
Common stock, $0.01 par value: 90,000,000 and 45,000,000 shares authorized at September 30, 2014 and December 31, 2013, respectively; 30,672,844 and 5,366,478 shares issued and outstanding at September 30, 2014 and December 31, 2013, respectively	307	54
Treasury stock	(55)	(55)
Additional paid-in capital	283,427	33,726
Accumulated deficit	(140,277)	(123,694)
Total stockholders’ equity (deficit)	143,402	(89,969)
Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	$224,653	$192,282

EVERYDAY HEALTH, INC.
Consolidated Statements of Operations
(in thousands, except share and per share data, unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Revenues:
Advertising and sponsorship revenues	$37,910	$29,662	$107,484	$86,861
Premium services revenues	4,414	5,392	13,792	15,895
Total revenues	42,324	35,054	121,276	102,756
Operating expenses:
Cost of revenues	11,006	9,620	33,388	30,281
Sales and marketing	13,014	10,814	37,053	31,735
Product development	10,085	10,656	30,049	31,516
General and administrative	7,504	6,462	21,225	19,192
Total operating expenses	41,609	37,552	121,715	112,724
Income (loss) from operations	715	(2,498)	(439)	(9,968)
Interest expense, net	(500)	(2,125)	(2,948)	(6,269)
Other expense	—	—	(4,114)	—
Income (loss) from continuing operations before provision for income taxes	215	(4,623)	(7,501)	(16,237)
Provision for income taxes	(365)	(311)	(1,003)	(822)
Loss from continuing operations	(150)	(4,934)	(8,504)	(17,059)
Loss from discontinued operations, net of tax	—	(397)	—	(3,738)
Net loss	(150)	(5,331)	(8,504)	(20,797)
Series G preferred stock deemed dividend	—	—	(8,079)	—
Net loss attributable to common stockholders	$(150)	$(5,331)	$(16,583)	$(20,797)

Net loss attributable to common stockholders from continuing operations per common share-basic and diluted	$(0.00)	$(0.94)	$(0.76)	$(3.37)
Net loss attributable to common stockholders from discontinued operations per common share-basic and diluted	$—	$(0.08)	$—	$(0.74)
Net loss attributable to common stockholders per common share-basic and diluted	$(0.00)	$(1.02)	$(0.76)	$(4.11)
Weighted-average common shares outstanding-basic and diluted	30,404,529	5,213,706	21,962,026	5,057,482

EVERYDAY HEALTH, INC.

Consolidated Statements of Cash Flows

(in thousands, unaudited)

	Nine months ended September 30,
	2014	2013
Cash flows from operating activities
Net loss	$(8,504)	$(20,797)
Less loss from discontinued operations, net of tax	—	3,738
Loss from continuing operations	(8,504)	(17,059)
Adjustments to reconcile loss from continuing operations to net cash provided by operating activities:
Depreciation and amortization	10,829	11,875
Amortization of video and television costs	—	612
Provision for doubtful accounts	215	62
Stock-based compensation	6,748	1,838
Amortization and write-off of financing costs	4,309	1,232
Loss on disposals of property and equipment	—	168
Provision for deferred income taxes	722	722
Changes in operating assets and liabilities:
Accounts receivable	7,218	7,446
Prepaid expenses and other current assets	316	(1,626)
Additions to video and television costs	—	(433)
Accounts payable and accrued expenses	(11,191)	1,054
Deferred revenue	1,636	3,376
Other current liabilities	(101)	(348)
Other long-term liabilities	607	715
Net cash provided by operating activities from continuing operations	12,804	9,634
Net cash used in operating activities from discontinued operations	—	(3,652)
Net cash provided by operating activities	12,804	5,982
Cash flows from investing activities
Additions to property and equipment, net	(11,326)	(7,936)
Proceeds from sale of business	400	—
Payment for business purchased, net of cash acquired	—	(5,751)
Payment of security deposits and other assets	90	(753)
Net cash used in investing activities	(10,836)	(14,440)
Cash flows from financing activities
Net proceeds from common stock issuance	70,622	—
Proceeds from the exercise of stock options	2,896	51
Repayments of principal under former revolver credit facility	(30,000)	(850)
Borrowings under former revolver credit facility	—	1,050
Repayment of principal under former term loan facility	(41,333)	(2,125)
Borrowings under revolver credit facility	32,300	—
Repayment of principal under revolver credit facility	(32,300)	—
Borrowings under term loan facility	40,000	—
Repayment of principal under term loan facility	(500)	—
Principal payments on capital lease obligations	(480)	(258)
Payments of credit facility financing costs	(2,234)	—
Payment for purchase of treasury stock	—	(55)
Net cash provided by (used in) financing activities	38,971	(2,187)
Net increase (decrease) in cash and cash equivalents	40,939	(10,645)
Cash and cash equivalents, beginning of period	16,242	23,888
Cash and cash equivalents, end of period	$57,181	$13,243
Supplemental disclosure of cash flow information
Interest paid	$3,027	$4,803
Income taxes paid	$166	$78
Supplemental disclosure of non-cash investing and financing activities
Issuance of common stock for acquired business	$919	$2,921
Issuance of common stock for acquired assets	$—	$74
Warrants issued in connection with website partner agreement	$1,131	$—
Capital lease obligations incurred	$466	$703
Reclassification of liability warrants to equity warrants	$1,140	$—

EVERYDAY HEALTH, INC.

Adjusted EBITDA Reconciliation

(in thousands, unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Adjusted EBITDA	$7,123	$3,330	$17,272	$7,526

Less:
Interest expense, net	500	2,125	2,948	6,269
Income tax provision	365	311	1,003	822
Depreciation and amortization expense	3,679	4,058	10,829	11,875
Stock compensation expense	2,729	869	6,748	1,838
Compensation expense related to acquisition earnout	—	750	135	2,125
Write-off of debt extinguishment costs	—	—	3,861	—
Reduction in force severance charges	—	151	—	1,509
Preferred stock warrant mark-to-market adjustment	—	—	252	—
Asset impairment charges	—	—	—	147
Loss from discontinued operations	—	397	—	3,738
Net loss	$(150)	$(5,331)	$(8,504)	$(20,797)
Series G preferred stock deemed dividend	—	—	8,079	—
Net loss attributable to common stockholders	$(150)	$(5,331)	$(16,583)	$(20,797)

EVERYDAY HEALTH, INC.

Reconciliation of Non-GAAP Net Income (Loss)

(in thousands, except share and per share data, unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Net loss attributable to common stockholders	$(150)	$(5,331)	$(16,583)	$(20,797)

Series G preferred stock deemed dividend	—	—	8,079	—
Stock compensation expense	2,729	869	6,748	1,838
Write-off of debt extinguishment costs	—	—	3,861	—
Preferred stock warrant mark-to-market adjustment	—	—	252	—
Compensation expense related to acquisition earnout	—	750	135	2,125
Loss from discontinued operations	—	397	—	3,738
Non-GAAP net income (loss)	$2,579	$(3,315)	$2,492	$(13,096)

Weighted-average common shares outstanding-basic	30,404,529	5,213,706	21,962,026	5,057,482
Weighted-average common shares outstanding-diluted	33,134,626	5,213,706	24,947,287	5,057,482

Non-GAAP net income (loss) per common share-basic	$0.08	$(0.64)	$0.11	$(2.59)
Non-GAAP net income (loss) per common share-diluted	$0.08	$(0.64)	$0.10	$(2.59)